SCHEDULE 14A INFORMATION

            PRELIMINARY PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [x] Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))
         [ ] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.)
             240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4)  Date Filed:

                            GLOBAL INCOME FUND, INC.

                         ------------------------------

                    Notice of Annual Meeting of Stockholders

                         ------------------------------

To the Stockholders:

     Notice is hereby given that the 2007 Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on September 21, 2007 at 8:30 a.m., local time, for the following purposes:

1. To elect to the Board of Directors the Nominee, Bassett S. Winmill, as a Class V Director, and until his successor is duly elected and qualifies.

2. To approve a revised investment management agreement between the Fund and CEF Advisers, Inc. (the "Investment Manager").

3.   To approve the amendment of the Fund's Charter.

4. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

     Stockholders of record at the close of business on July 25, 2007 are entitled to receive notice of and to vote at the meeting and any adjournments thereof.

                                             By Order of the Board of Directors



                                             John F. Ramirez
                                             Secretary

New York, New York
__________, 2007

===============================================================================
   PLEASE VOTE IMMEDIATELY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.
              DELAY MAY CAUSE THE FUND TO INCUR ADDITIONAL EXPENSES
                       TO SOLICIT VOTES FOR THE MEETING.
===============================================================================

                            GLOBAL INCOME FUND, INC.

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 21, 2007

         This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Global Income Fund, Inc. (the "Fund") to be voted at the 2007 Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York on Friday, September 21, 2007, at 8:30 a.m., local time, and at any postponements or adjournments thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on July 25, 2007 (the "Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and a fractional vote for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. If a stockholder has signed a proxy card but no instructions are indicated, the proxies will vote FOR each proposal and, in their discretion, upon such other matters as may properly come before the Meeting. A stockholder may revoke a proxy by delivering to the Fund a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Fund. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 7,396,827 shares of common stock issued and outstanding. Stockholders of the Fund vote as a single class.

         The expense of preparing, assembling, printing and mailing the proxy statement, proxy card and any other material used for the solicitation of proxies will be paid by the Fund. It is estimated that proxy materials, or a Notice of Internet Availability of Proxy Materials, will be mailed to stockholders as of the Record Date on or about __________, 2007. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. PHOTOGRAPHIC IDENTIFICATION WILL BE REQUIRED FOR ADMISSION TO THE MEETING. COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND AT 11 HANOVER SQUARE, NEW YORK, NEW YORK 10005, OR BY CALLING TOLL-FREE 1-800-937-5449.

QUORUM AND VOTING

         The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, the chairman of the Meeting has the power to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At a reconvened Meeting, if a quorum is present, any business may be transacted that might have been transacted at the originally scheduled Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

         By resolution of the Board of Directors, on July 15, 2003, the Fund opted into the Maryland Control Share Acquisition Act ("MCSAA"). In an opinion dated May 8, 2007, the Federal District Court for the District of Maryland (the "Court") upheld another investment company's reliance on the MCSAA. Generally, the MCSAA provides that holders of "control shares" of a Maryland corporation acquired in a control share acquisition may not vote those shares except to the extent approved by stockholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). "Control shares" are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). Accordingly, except as provided in the Court's May 8, 2007 opinion, the Fund will not deem any votes submitted by or on behalf of any "person", as defined in the MCSAA, with respect to shares in excess of ten percent of the outstanding shares, as being voted on any proposal properly before the Meeting.

PROPOSAL 1: TO ELECT TO THE BOARD OF DIRECTORS THE NOMINEE, BASSETT S. WINMILL,
         AS A CLASS V DIRECTOR, AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

         At the Board of Directors meeting held on June 13, 2007, the Fund's Board approved the nomination of Bassett S. Winmill as a Class V Director to hold office until the 2012 annual meeting and until his successor is duly elected and qualifies. In the event Bassett S. Winmill is not duly elected, as proposed and qualifies, he shall be deemed holding over and shall continue to manage the business and affairs of the Fund as a member of the Board of Directors until his successor is duly elected and qualifies. Unless otherwise noted, the address of record for the nominee and other Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the Nominee.


                                                                                   NUMBER OF PORTFOLIOS IN
                                                                                      INVESTMENT COMPANY       OTHER PUBLIC COMPANY
NAME, POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL           DIRECTOR       COMPLEX OVERSEEN BY          DIRECTORSHIPS
OCCUPATION FOR PAST FIVE YEARS, AND AGE                                 SINCE              DIRECTOR              HELD BY DIRECTOR
-------------------------------------------------------------------- ------------ --------------------------- ----------------------
INTERESTED NOMINEE:
CLASS V:
BASSETT S.  WINMILL* - Since  1997,  he is Chairman of the Board of     1997                  1                  Bexil Corporation
the Fund, the Investment  Manager,  and Winmill & Co.  Incorporated
and its affiliates  ("WCI"). He is a member of the New York Society of Security  Analysts,  the Association  for Investment  Management
and   Research,   and  the   International   Society  of  Financial
Analysts.  He was born on February 10, 1930.

     * He is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to his affiliation with the Investment Manager.

         The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the Nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the Nominee. It is not contemplated that the Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to vote for such other nominees as the Board may nominate. The Nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

VOTE REQUIRED

         As set forth in the Fund's Bylaws, "[u]nless all nominees for Director are approved by a majority of the Continuing Directors, the affirmative vote of the holders of at least 80% of the outstanding shares of all classes of voting stock, voting together, shall be required to elect a Director. If all nominees for Director are approved by a majority of the Continuing Directors, a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Director." Because the only nominee for Director was approved by a majority of the Continuing Directors, a plurality of all the votes cast at the Meeting at which a quorum is present shall be sufficient to elect the nominee as a Director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

PROPOSAL 2: TO APPROVE A REVISED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE
     FUND AND THE INVESTMENT MANAGER.

         At a meeting of the Board of Directors of the Fund held on March 14, 2007, the Directors of the Fund, including the Independent Directors, considered and approved, subject to shareholder approval, a revised investment management agreement between the Fund and the Investment Manager (the "Proposed Agreement"). The provisions of the proposed revised investment management agreement between the Fund and the Investment Manager ("Proposed Agreement") are similar to the Fund's current agreement with the Investment Manager ("Current Agreement") and the fee schedules under both agreements are identical. The differences between the Current Agreement and the Proposed Agreement are highlighted and set forth in Appendix A hereto. If shareholder approval is obtained for the Proposed Agreement, the Current Agreement will remain in effect until the Meeting and the effectiveness of the Proposed Agreement will occur upon adjournment of the Meeting. If the Proposed Agreement is not approved by shareholders of the Fund, the Current Agreement will continue to be in effect. The Current Agreement, dated September 14, 2005, was most recently approved by the Board of Directors of the Fund, including a majority of the Fund's Independent Directors, on March 14, 2007. The Current Agreement was last approved by stockholders of the Fund on January 22, 1997.

         The Investment Manager, located at 11 Hanover Square, New York, New York 10005, was organized as a Delaware corporation in 1986 and is registered with the SEC as an investment adviser under the Advisers Act. It is a wholly-owned subsidiary of WCI, a Delaware corporation whose securities are traded over-the-counter, and has provided investment advisory services to the Fund since 2002. Messrs. Bassett S. Winmill and Thomas B. Winmill, each a Director of the Fund, serve as the directors of the Investment Manager. Bassett
S. Winmill, may also be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager. The individuals listed below are the principal executive officers of the Investment Manager. The address for each individual is 11 Hanover Square, New York, NY 10005.

NAME                         POSITION(S) HELD WITH INVESTMENT MANAGER AND PRINCIPAL OCCUPATION
---------------------------- -------------------------------------------------------------------------------------------------------
Bassett S. Winmill           See biographical information above.

Thomas B. Winmill            See biographical information below.

Robert D. Anderson           Since 1988, Vice Chairman of the
                             Investment Manager and its affiliates. A former
                             member of the District #12, District Business
                             Conduct and Investment Company Committees of the
                             NASD.

Thomas O'Malley              See biographical information below.

John F. Ramirez              See biographical information below.

         During the fiscal year ended December 31, 2006, the Fund paid the Investment Manager investment management fees of $225,289. During the fiscal year ended December 31, 2006, the Fund reimbursed the Investment Manager $5,326 for providing at cost certain administrative services.

THE PROPOSED AGREEMENT

         Under the Proposed Agreement, the Investment Manager will act as the investment adviser for the Fund and will manage the investment and reinvestment of the Fund's assets, including the regular furnishing of advice with respect to the Fund's portfolio transactions, subject at all times to the control and oversight of the Fund's Board of Directors. Expenses not assumed by the Investment Manager and required for the conduct of the Fund's own business will be paid by the Fund, including, but not limited to, fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; costs, including the interest expense, of borrowing money; fees and premiums for the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance; taxes levied against the Fund and the expenses of preparing tax returns and reports; auditing fees and expenses; legal fees and expenses (including reasonable fees for legal services rendered by the Investment Manager or its affiliates); salaries and other compensation of (1) any of the Fund's officers and employees who are not officers, directors, stockholders or employees of the Investment Manager or any of its affiliates, and (2) the Fund's chief compliance officer to the extent determined by those directors of the Fund who are not interested persons of the Investment Manager or its affiliates (the "Independent Directors"); fees and expenses incidental to director and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund's legal existence; costs of the listing (and maintenance of such listing) of the Fund's shares on stock exchanges, and the registration of shares with Federal and state securities authorities; payment of dividends; costs of stock certificates; fees and expenses of the Independent Directors; fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including fees and expenses payable to the Investment Manager or its affiliates for such services); costs of necessary office space rental and Fund web site development and maintenance; costs of membership dues and charges of investment company industry trade associations; and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors or settlements made.

         Under the Proposed Agreement, the Fund will pay to the Investment Manager a fee at the annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million of the Fund's average daily net assets. The Current Agreement provides for the same fee structure.

         The Proposed Agreement also provides that if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services . Any services so requested and performed will be for the account of the Fund and the costs and charges of the Investment Manager and its affiliates in rendering such services shall be paid by the Fund, subject to examination by the Independent Directors. The Current Agreement contains a similar provision.

         The Proposed Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties thereunder, the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered in connection with the matters to which the Proposed Agreement relates. The Current Agreement contains a similar provision.

         The Proposed Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund. The Proposed Agreement shall immediately terminate in the event of its assignment. The Current Agreement contains similar provisions.

         Under the Proposed Agreement, the Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by the Proposed Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager's fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund. The Current Agreement contains similar provisions.

DIFFERENCES BETWEEN THE CURRENT AND PROPOSED AGREEMENTS

         The Proposed Agreement differs from the Current Agreement in that it more clearly specifies the allocation of expenses between the Fund and the Investment Manager. Further, under the Proposed Agreement, the Fund may request certain services to be provided by the Investment Manager or its affiliates. The Current Agreement does not contain a similar provision. The Proposed Agreement contains a confidentiality clause and provides for reimbursement of expenses, including the fees and expenses of the Investment Manager's legal counsel, by the Fund in connection with disclosure of confidential information, expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise. The Current Agreement does not contain a similar provision. The Proposed Agreement states that the Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control. The Current Agreement does not contain a similar provision. Under the Current Agreement, the Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. The Proposed Agreement does not contain a similar provision. Lastly, the Proposed Agreement is governed by the laws of the State of Maryland whereas the Current Agreement is governed by the laws of the State of New York.

         Other than the differences discussed above, the rights and obligations of the Fund under the Proposed Agreement are substantially identical to those under the Current Agreement. Please see Appendix A for more detail.

FACTORS CONSIDERED BY BOARD OF DIRECTORS OF THE FUND IN APPROVING THE PROPOSED AGREEMENT

         At a meeting of the entire Board of the Fund, including the Independent Directors, held on March 14, 2007, the Directors considered the Proposed Agreement and the implications for the Fund and its shareholders. All of the Independent Directors participated in the meeting in person, except Bruce B. Huber who participated by telephone. In the course of their review of the Proposed Agreement, the Independent Directors met with the principal executive officers of the Investment Manager.

         In considering approval of the Proposed Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2007 to specifically consider the Proposed Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager's results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager's management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the Investment Manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; and the terms of the Proposed Agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein. The Board reviewed the fees payable under the Current and Proposed Agreements and noted that the fees payable under both Agreements are the same.

         The Board of Directors also considered the nature, extent and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Proposed Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund. The Directors also noted that the Investment Manager has managed the Fund since 1997 and the Directors believe that a long term relationship with a capable, conscientious Investment Manager is in the best interests of the Fund.

         The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the Investment Manager's in-house research capabilities as well as other resources available to the Investment Manager personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

         In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund's performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the investment management fee, the Board considered information comparing the Fund's management fee and expense ratio to those of comparable funds with similar management fee characteristics. The Board noted that economies of scale may develop for the Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Investment Manager level economies of scale. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed end fund industry.

         In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund's expense ratio is within a higher range, it is competitive with comparable funds in light of the quality of services received.

         In addition to the factors mentioned above, the Board reviewed the level of the Investment Manager's profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from their association with the Fund. The Board concluded that potential "fall-out" benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

         The Board did not consider any single factor as controlling in determining whether or not to approve the Proposed Agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the Investment Manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

         Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Proposed Agreement, including the fee structure, is in the best interests of shareholders.

VOTE REQUIRED

         Pursuant to the Section 15(a) of the 1940 Act, "[i]t shall be unlawful for any person to serve or act as investment adviser of a [Fund], except pursuant to a written contract, which contract, whether with such [Fund] or with an investment adviser of such [Fund], has been approved by the vote of a majority of the outstanding voting securities of such [Fund]." The vote of a majority of the outstanding voting securities of a [Fund] means the vote, at the annual or a special meeting of the security holders of such [Fund] duly called:
(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such [Fund] are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such [Fund], whichever is the less.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSAL TO
              APPROVE THE REVISED INVESTMENT MANAGEMENT AGREEMENT.

PROPOSAL 3: TO APPROVE THE AMENDMENT OF THE FUND'S CHARTER.

         At the Board of Directors meeting held on June 13, 2007, the Fund's Board approved and advised the amendment of the Fund's Charter, subject to stockholder approval, as follows: Article X, Section 1(a) of the Fund's Charter be amended to include a definition of quorum. Pursuant to the amendment, "the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of capital stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series on the matter shall constitute a quorum." Currently, in accordance with Maryland law, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum.

         Amended Article X, Section 1(a) as advised by the Board of Directors, is set forth in Appendix B hereto.

         The Board, including each of the independent Board members and each of the Continuing Directors on the Board, deems it advisable and in the interests of the Fund and its stockholders to so amend the Fund's Charter.

VOTE REQUIRED

         As provided by the Fund's Charter, because the proposed amendment was approved by a majority of the Continuing Directors, the affirmative vote of the holders of a majority of the number of votes entitled to be cast at the Meeting at which a quorum is present shall be sufficient to approve the amendment.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE PROPOSAL
                          TO AMEND THE FUND'S CHARTER.

         The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund.

NAME, POSITION(S) HELD WITH FUND,                                       NUMBER OF PORTFOLIOS
TERM OF OFFICE, PRINCIPAL OCCUPATION                                   IN INVESTMENT COMPANY             OTHER PUBLIC COMPANY
FOR PAST FIVE YEARS, AND AGE(1)                      DIRECTOR SINCE  COMPLEX OVERSEEN BY DIRECTOR    DIRECTORSHIPS HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
CLASS I:
PETER K. WERNER - Since 1996, he has                     1997                     5                              0
taught, directed, and coached many programs
at The Governor's Academy of Byfield MA. Currently,
he serves as chair of the History Department.
Previously, he held the position of Vice President in
the Fixed Income Departments of Lehman Brothers and
First Boston. His responsibilities included trading
sovereign debt instruments, currency arbitrage,
syndication, medium term  note trading, and money
market trading. He was born on August 16, 1959.

CLASS II:
JAMES E. HUNT - Limited Partner of Hunt                  2004                     5                              0
Howe Partners LLC, executive recruiting
consultants. He was born on December 14, 1930.

                                       6

CLASS III:
BRUCE B. HUBER,  CLU, ChFC, MSFS - Retired.              2004                     5                              0
He is a former Financial  Representative
with New England  Financial, specializing in financial,
estate and insurance matters. He is a member of the
Board,  emeritus,  of the Millbrook School,
and Chairman of the  Endowment  Board of the
Community  YMCA of Red Bank,  NJ.
He was born on February 7, 1930.

INTERESTED DIRECTOR:
CLASS IV:
THOMAS B. WINMILL, ESQ.(2) - Since 1997, President,      1997                     5                       Bexil Corporation
Chief Executive Officer, and General Counsel of the                                                      (a holding company)
Fund and the Investment Manager, as well as the other
investment companies (collectively, the "Investment
Company Complex") advised by the Investment Manager
and its affiliates, and WCI. He is a member of the New
York State Bar and the SEC Rules Committee of the
Investment Company Institute. He was born on
June 25, 1959.


(1) The Board is divided into 5 classes of Directors designated Class I, Class II, Class III, Class IV and Class V. The terms of office of Class V, Class I, Class II, Class III, and Class IV Directors shall expire at the annual meetings of stockholders held in 2007, 2008, 2009, 2010, and 2011, respectively, and at each fifth annual meeting of stockholders thereafter. Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's Bylaws or Charter or by statute.

(2) He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager. Bassett S. Winmill, Chairman of the Board of the Fund, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Fund.

         The following table sets forth certain information concerning the Fund's executive officers other than those who serve as Directors. Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.

NAME AND AGE                             POSITION(S) HELD WITH FUND, TERM OF OFFICE, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS(1)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas O'Malley                          Chief Accounting Officer, Chief Financial Officer, and Vice
Born on July 22, 1958                    President since 2005. He also is Chief Accounting Officer,
                                         Chief Financial Officer, and Vice President of the
                                         Investment Company Complex, the Investment Manager, and WCI.
                                         Previously, he served as Assistant Controller of Reich &
                                         Tang Asset Management, LLC, Reich & Tang Services, Inc., and
                                         Reich & Tang Distributors, Inc. He is a certified public
                                         accountant.


John F. Ramirez                          Secretary and Chief Compliance Officer since 2005. He is also
Born on April 29, 1977                   Secretary and Chief Compliance Officer of the Investment
                                         Company Complex, the Investment Manager, and WCI. He
                                         previously served as Compliance Administrator and Assistant
                                         Secretary of the Investment Company Complex, the Investment
                                         Manager, and WCI. He is a member of the Society of Corporate
                                         Secretaries and Governance Professionals and the Chief
                                         Compliance Officer Committee and the Compliance Advisory
                                         Committee of the Investment Company Institute.

(1) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 13, 2006.

         The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group.

NAME OF DIRECTOR, NOMINEE OR OFFICER                NUMBER OF SHARES             PERCENT OF OUTSTANDING SHARES
-------------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEE:
Bassett S. Winmill                                         [ ]                                 **

INDEPENDENT DIRECTORS:
Bruce B. Huber                                             [ ]                                 **
James E. Hunt                                              [ ]                                 **
Peter K. Werner                                            [ ]                                 **

INTERESTED DIRECTOR:
Thomas B. Winmill                                          [ ]                                 **

OFFICERS:
Thomas O'Malley                                            [ ]                                 **
John F. Ramirez                                            [ ]                                 **
                                                                                               --

Total shares held by directors and officers as a group     [ ]                                 **
                                                                                               ==


* Does not include 3,858 shares held by WCI, of which Mr. Bassett Winmill disclaims beneficial ownership.
** Less than 1% of the outstanding shares.


         Based on the filings with the U.S. Securities and Exchange Commission, as of the date of the proxy statement, no stockholder beneficially owned 5% or more of the outstanding shares of the Fund.

         The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Fund and, on an aggregate basis, the Investment Company Complex as of the Record
Date:

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
NAME OF DIRECTOR, NOMINEE OR                  DOLLAR RANGE OF EQUITY SECURITIES    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
OFFICER                                                  IN THE FUND                   DIRECTOR IN INVESTMENT COMPANY COMPLEX
-------------------------------------------- ------------------------------------ --------------------------------------------------
INTERESTED NOMINEE:
Bassett S. Winmill                                           [ ]                                         [ ]

INDEPENDENT DIRECTORS:
Bruce B. Huber                                               [ ]                                         [ ]
James E. Hunt                                                [ ]                                         [ ]
Peter K. Werner                                              [ ]                                         [ ]

INTERESTED DIRECTOR:
Thomas B. Winmill                                            [ ]                                         [ ]


         Currently, the Fund pays its Directors who are not "interested persons" of the Fund as defined in the 1940 Act, an annual retainer of $250, and a per meeting fee of $1,000, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended, and $50 per joint meeting of the Audit Committees of the Investment Company Complex attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan.

         The aggregate amount of compensation paid to each Director and nominee by the Fund and by the other investment companies in the Investment Company Complex for which such Director or nominee was a board member for the year ended December 31, 2006, is as follows:

NAME OF DIRECTOR OR NOMINEE
(CURRENT TOTAL NUMBER OF INVESTMENT             AGGREGATE COMPENSATION FROM THE    TOTAL COMPENSATION FROM THE FUND AND INVESTMENT
COMPANIES)                                                   FUND                                  COMPANY COMPLEX
--------------------------------------------- ------------------------------------ -------------------------------------------------
INTERESTED NOMINEE:
Bassett S. Winmill (1)                                       None                                        None

INDEPENDENT DIRECTORS:
James E. Hunt (5)                                           $5,600                                     $18,000
Peter K. Werner (5)                                         $5,600                                     $18,000
Bruce B. Huber (5)                                          $5,600                                     $18,000

INTERESTED DIRECTOR:
Thomas B. Winmill (5)                                        None                                        None


BOARD COMMITTEES

         The Fund has an Audit Committee, comprised of Messrs. Bruce B. Huber, James E. Hunt, and Peter K. Werner (Chair), each of whom is not an "interested person" of the Fund, as defined in section 2(a)(19) of the 1940 Act (an "independent director"), and is independent, as defined in section 121(A) of the listing standards of the American Stock Exchange. The purposes of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to act as a liaison between the Fund's independent auditors and the full Board of Directors. A copy of the Audit Committee Charter is attached as Appendix B hereto. The Audit Committee Charter may be found at www.globalincomefund.net.

         The Fund has a Nominating Committee comprised of Messrs. Bruce B. Huber, James E. Hunt, and Peter K. Werner each of whom is an independent director. The Fund's Board of Directors adopted a charter for its Nominating Committee. Pursuant to the Nominating Committee Charter, the nominating committee identifies, evaluates, selects, and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee Charter may be found at www.globalincomefund.net.

         The Fund has an Executive Committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee.

         The Fund has a committee of Continuing Directors, as defined in the Bylaws, to take such actions as are required by the Charter and Bylaws of the Fund. The Fund has no standing compensation committee or any committee performing similar functions.

DIRECTOR ATTENDANCE AT MEETINGS

         The Fund had four regular Board meetings, no special Board meetings, two audit committee meetings, no special committee meetings, one nominating committee meeting, and two executive committee meetings during the Fund's most recently completed fiscal year ended December 31, 2006. Each Director attended all Board and committee meetings held during such period during the time such Director was in office. The Fund currently has no policies regarding Director attendance at stockholder meetings. The 2006 Annual Meeting of Stockholders was attended by Thomas B. Winmill.

AUDIT COMMITTEE REPORT

         In accordance with the Audit Committee Charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and
(iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. Members of the Audit Committee rely without independent verification on the accuracy of the financial and other information provided by management and the Fund's auditors.

         The Audit Committee has reviewed the Fund's audited financial statements for the fiscal year ended December 31, 2006. In conjunction with its review, the Audit Committee has met with Tait, Weller & Baker LLP ("Tait, Weller") and the management of the Fund to discuss the audited financial statements. In addition, the Audit Committee has discussed with Tait, Weller, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Tait, Weller required by Independence Standards Board Standard No. 1 and has discussed with Tait, Weller its independence. In its independence letter, Tait, Weller stated that, in addition to the Investment Company Complex, it served as the independent registered public accounting firm ("IRPAF") for certain affiliates of the Investment Manager, Bexil Corporation, Tuxis Corporation ("Tuxis"), and WCI; nonetheless, Tait, Weller believes it is independent of the Fund within the meaning of the federal securities laws.

         Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Fund's Board of Directors that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2006.

         Bruce B. Huber
         James E. Hunt
         Peter K. Werner, Chair

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Tait, Weller has been selected as the IRPAF for the Fund for the fiscal period commencing January 1, 2007. Tait, Weller also acts as the IRPAF of the Investment Manager, Bexil Corporation, Tuxis, WCI, and the Investment Company Complex. Apart from its fees received as the IRPAF, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Fund or its affiliates.

         Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

         The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's IRPAF directly to the Fund and (b) those permissible non-audit services provided by the Fund's IRPAF to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund.

         The following table sets forth the aggregate fees billed for professional services rendered by Tait, Weller to the Fund for the fiscal years ended December 31, 2005 and 2006:

   FISCAL YEAR ENDED                                                                                ALL              AGGREGATE
      DECEMBER 31               AUDIT FEES          AUDIT-RELATED FEES        TAX FEES           OTHER FEES       NON-AUDIT FEES*
------------------------- ------------------------ --------------------- ------------------- ------------------- -------------------
          2005                    $18,000                 $1,000               $3,000                $0              $128,000
          2006                    $18,500                 $1,000               $3,500                $0              $239,000
------------------------- ------------------------ --------------------- ------------------- ------------------- -------------------

* Aggregate non-audit fees were for audit and tax services provided by Tait, Weller to WCI, corporate parent of the Investment Manager, and its affiliates, including Bexil Corporation, and Tuxis Corporaiton.

AUDIT FEES include the aggregate fees billed for professional services rendered by Tait, Weller for the audit of the Fund's annual financial statements and services rendered in connection with statutory or regulatory filings.

AUDIT-RELATED FEES include the aggregate fees billed for assurance and related services by Tait, Weller that are reasonably related to the performance of the audit or review of the annual financial statements and review of the semi-annual financial statements.

TAX FEES include the aggregate fees billed for professional services rendered by Tait, Weller in connection with tax compliance, tax advice and tax planning.

ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by Tait, Weller.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         Pursuant to the Fund's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's Investment Manager, if the engagement relates directly to the Fund's operations or financial reporting. During the fiscal years ended December 31, 2005 and 2006, there were no services included in Audit Related Fees, Tax Fees, and All Other Fees that were approved by the Audit Committee pursuant to the de minimis exception provided by paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulations S-X. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting.

         The Audit Committee has considered the provision of non-audit services by Tait, Weller to the Investment Manager that were not pre-approved by the Audit Committee during the fiscal years ended December 31, 2005 and 2006 and has determined such services to be compatible with maintaining Tait, Weller's independence.

INFORMATION REGARDING THE FUND'S PROCESS FOR NOMINATING DIRECTOR CANDIDATES

         The Nominating Committee may consider candidates as Directors submitted by current Directors, the Investment Manager, Fund stockholders, and other appropriate sources. The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

         The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in the Nominating Committee Charter. The Nominating Committee Charter was included in the appendix to the Fund's proxy statement filed during the fiscal year 2004 and may be found at www.globalincomefund.net. In addition, to qualify as a nominee for a directorship or election as a Director, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the "Policy"), adopted by the Board on July 8, 2003, as subsequently amended or modified, and (ii) an individual who is not an incumbent Director shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Director. The Policy may be found at www.globalincomefund.net.

STOCKHOLDER COMMUNICATIONS

         The Fund's Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to that Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors of the Fund or the individual Director. Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 Act (the "1934 Act") must continue to meet all the requirements of Rule 14a-8.

                             ADDITIONAL INFORMATION

         The Fund's Board of Directors has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its stockholders. Accordingly, the Fund currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the Board. In 2003 and 2005, the Fund's Board amended the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL").

         In addition to the solicitation of proxies by use of the mails, directors and officers of the Fund may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instruction are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Fund's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

DISCRETIONARY AUTHORITY;  SUBMISSION DEADLINES FOR STOCKHOLDER PROPOSALS

         Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Fund's Bylaws provide that a stockholder of record may nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, provided generally that written notice be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a record stockholder nomination or proposal intended to be considered at the 2008 Annual Meeting must be received by the Secretary of the Fund no earlier than __________, 2008 nor later than ___________, 2008. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, John F. Ramirez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund's 2007 Proxy Statement, we must receive it on or before ____________, 2008 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the MGCL and must be submitted in accordance with the Fund's Bylaws.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the 1934 Act and rules thereunder require the Fund's directors and officers, any persons who beneficially own more than 10% of the Fund's common stock, and certain other persons to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2006, such persons complied with all such applicable filing requirements.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Fund's transfer agent American Stock Transfer & Trust Company at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[ ] - Indicates deleted text.
CAPS - Indicates inserted text.


                                   APPENDIX A

                         INVESTMENT MANAGEMENT AGREEMENT


         AGREEMENT made as of [the 14th day of September]_________________, 200[5]7, by and between Global Income Fund, Inc. a Maryland corporation (the "Fund") and CEF Advisers, Inc., a Delaware corporation (the "Investment Manager").


          WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company; and

          WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

          NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

         1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund's portfolio transactions subject at all times to the control and oversight of the Fund's Board of Directors, for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

         2. The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, [salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the prospectus and statement of additional information, payment of dividends, costs of stock certificates, costs of shareholders meetings, fees of the independent directors, necessary office space rental, all expenses relating to the registration or qualification of shares of the Fund under applicable Blue Sky laws and reasonable fees and expenses of counsel]:

A. FEES OF THE INVESTMENT MANAGER;
B. FEES AND COMMISSIONS in connection with [such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting] THE PURCHASE AND SALE OF PORTFOLIO SECURITIES FOR THE FUND;
C. COSTS, INCLUDING THE INTEREST EXPENSE, OF BORROWING MONEY;
D. FEES AND PREMIUMS FOR THE FIDELITY BOND REQUIRED BY SECTION 17(G) OF THE INVESTMENT COMPANY ACT, OR OTHER INSURANCE;
E. TAXES LEVIED AGAINST the Fund and the [legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.]

[3. If requested by the Fund's Board of Directors,] EXPENSES OF PREPARING
TAX RETURNS AND REPORTS;
F. AUDITING FEES AND EXPENSES;
G. LEGAL FEES AND EXPENSES (INCLUDING REASONABLE FEES FOR LEGAL SERVICES RENDERED BY the Investment Manager [may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs]OR ITS AFFILIATES);
H. SALARIES AND OTHER COMPENSATION OF (1) ANY OF THE FUND'S OFFICERS AND EMPLOYEES WHO ARE NOT OFFICERS, DIRECTORS, STOCKHOLDERS OR EMPLOYEES of the Investment Manager [in rendering such services shall be reimbursed by the Fund, subject to examination] OR ANY OF ITS AFFILIATES, AND
(2) THE FUND'S CHIEF COMPLIANCE OFFICER TO THE EXTENT DETERMINED by those directors of the Fund who are not interested persons of the Investment Manager [or any affiliate thereof.] ITS AFFILIATES (THE "INDEPENDENT DIRECTORS");
I. FEES AND EXPENSES INCIDENTAL TO DIRECTOR AND SHAREHOLDER MEETINGS OF THE FUND, THE PREPARATION AND MAILINGS OF PROXY MATERIAL, PROSPECTUSES, AND REPORTS OF THE FUND TO ITS SHAREHOLDERS, THE FILING OF REPORTS WITH REGULATORY BODIES, AND THE MAINTENANCE OF THE FUND'S LEGAL EXISTENCE;
J. COSTS OF THE LISTING (AND MAINTENANCE OF SUCH LISTING) OF THE FUND'S
SHARES ON STOCK EXCHANGES, AND THE REGISTRATION OF SHARES WITH FEDERAL AND STATE SECURITIES AUTHORITIES;
K. PAYMENT OF DIVIDENDS;
L. COSTS OF STOCK CERTIFICATES;

M. FEES AND EXPENSES OF THE INDEPENDENT DIRECTORS;
N. FEES AND EXPENSES FOR ACCOUNTING, ADMINISTRATION, BOOKKEEPING,
BROKER/DEALER RECORD KEEPING, CLERICAL, COMPLIANCE, CUSTODY,
DIVIDEND DISBURSING, FULFILLMENT OF REQUESTS FOR FUND INFORMATION, PROXY SOLICITING, SECURITIES PRICING, REGISTRAR, AND TRANSFER AGENT SERVICES (INCLUDING FEES AND EXPENSES PAYABLE TO THE INVESTMENT MANAGER OR ITS AFFILIATES FOR SUCH SERVICES);
O. COSTS OF NECESSARY OFFICE SPACE RENTAL AND FUND WEB SITE DEVELOPMENT AND MAINTENANCE;
P. COSTS OF MEMBERSHIP DUES AND CHARGES OF INVESTMENT COMPANY INDUSTRY TRADE ASSOCIATIONS; AND
Q. SUCH NON-RECURRING EXPENSES AS MAY ARISE, INCLUDING, WITHOUT LIMITATION, ACTIONS, SUITS OR PROCEEDINGS AFFECTING THE FUND AND THE LEGAL OBLIGATION
WHICH THE FUND MAY HAVE TO INDEMNIFY ITS OFFICERS AND DIRECTORS OR
SETTLEMENTS MADE.

         3. IF REQUESTED BY THE FUND'S BOARD OF DIRECTORS, THE INVESTMENT MANAGER OR ITS AFFILIATES MAY PROVIDE SERVICES TO THE FUND SUCH AS, WITHOUT LIMITATION, ACCOUNTING, ADMINISTRATION, BOOKKEEPING, BROKER/DEALER RECORD KEEPING, CLERICAL, COMPLIANCE, CUSTODY, DIVIDEND DISBURSING, FULFILLMENT OF REQUESTS FOR FUND INFORMATION, PROXY SOLICITING, SECURITIES PRICING, REGISTRAR, AND TRANSFER AGENT SERVICES . ANY SERVICES SO REQUESTED AND PERFORMED WILL BE FOR THE ACCOUNT OF THE FUND AND THE COSTS AND CHARGES OF THE INVESTMENT MANAGER AND ITS AFFILIATES IN RENDERING SUCH SERVICES SHALL BE PAID BY THE FUND, SUBJECT TO EXAMINATION BY THE INDEPENDENT DIRECTORS.


         4. The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

         5. The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the investment management services performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 3la-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund. The Fund, or the Fund's authorized representatives, shall have access to such books and records at all times during the Investment Manager's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by the Investment Manager to the Fund or the Fund's authorized representatives.

         [6. As compensation for its services, with respect to the Fund] THE INVESTMENT MANAGER SHALL KEEP CONFIDENTIAL ANY INFORMATION OBTAINED IN CONNECTION WITH ITS DUTIES HEREUNDER PROVIDED, HOWEVER, IF THE FUND HAS AUTHORIZED AND DIRECTED CERTAIN DISCLOSURE OR IF SUCH DISCLOSURE IS EXPRESSLY REQUIRED OR LAWFULLY REQUESTED BY APPLICABLE FEDERAL OR STATE REGULATORY AUTHORITIES OR OTHERWISE, THE FUND SHALL REIMBURSE the Investment Manager [will be paid by the Fund a fee payable monthly, based on the average weekly net assets of the Fund, and computed] FOR ITS EXPENSES IN CONNECTION THEREWITH, INCLUDING THE FEES AND EXPENSES OF THE INVESTMENT MANAGER'S LEGAL COUNSEL.

         6. THE FUND WILL PAY THE INVESTMENT MANAGER A FEE FOR ITS SERVICES (THE "ADVISORY FEE") at the annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million OF THE FUND'S AVERAGE DAILY NET ASSETS. THE ADVISORY FEE SHALL BE ACCRUED EACH CALENDAR DAY DURING THE TERM OF THIS AGREEMENT AND THE SUM OF THE DAILY FEE ACCRUALS SHALL BE PAID MONTHLY AS SOON AS PRACTICABLE FOLLOWING THE LAST DAY OF EACH MONTH. THE DAILY FEE ACCRUALS WILL BE COMPUTED BY MULTIPLYING 1/365 BY THE ANNUAL RATE AND MULTIPLYING THE PRODUCT BY THE AGGREGATE NET ASSETS OF THE FUND. The aggregate net assets for each day shall be computed by subtracting the liabilities of the Fund from the value of its assets, such amount to be computed as of the calculation of the net asset values per share on each business day. IF THIS AGREEMENT BECOMES EFFECTIVE OR TERMINATES BEFORE THE END OF ANY MONTH, THE FEE FOR THE PERIOD FROM THE EFFECTIVE DATE TO THE END OF THE MONTH OR FROM THE BEGINNING OF SUCH MONTH TO THE DATE OF TERMINATION, AS THE CASE MAY BE, SHALL BE PRO-RATED ACCORDING TO THE PROPORTION WHICH SUCH PERIOD BEARS TO THE FULL MONTH IN WHICH SUCH EFFECTIVENESS OR TERMINATION OCCURS.


         7. The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services and sales of shares of the Fund [and shares of the other funds in the Midas fund complex]. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that: [the Fund not deal with such affiliate in any transaction in which such affiliate acts as principal; the commissions, fees or other remuneration received by such affiliate be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and] such brokerage be undertaken in compliance with applicable law. The Investment Manager's fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

         8. [The Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. In calculating the limit of operating expenses, all expenses excludable under state regulation or otherwise shall be excluded. If this Agreement is in effect for less than all of a fiscal year, any such limit will be applied proportionately.]


         [9]. Subject to and in accordance with the Articles of Incorporation, AS AMENDED (THE "CHARTER") and By-laws of the Fund and of the Investment Manager, it is understood that directors, officers, agents and shareholders of the Fund are or may be interested in the Fund as directors, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said [Articles of Incorporation] CHARTER or By-laws.

         [10]9. [A.] This Agreement shall become effective upon the date hereinabove written and, unless sooner terminated as provided herein, this Agreement shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of the Directors of the Fund or by vote of the holders of a majority of the Fund's outstanding voting securities of the Fund as defined in the 1940 Act and (b) by a vote of a majority of the Directors of the Fund who are not parties to this Agreement, or interested persons of such party. This Agreement may be terminated without penalty at any time either by vote of the Board of Directors of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

         [1]10. The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund's shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

         11. THE INVESTMENT MANAGER SHALL NOT BE LIABLE FOR DELAYS OR ERRORS OCCURRING BY REASON OF CIRCUMSTANCES BEYOND ITS CONTROL, INCLUDING BUT NOT LIMITED TO ACTS OF CIVIL OR MILITARY AUTHORITY, NATIONAL EMERGENCIES, WORK STOPPAGES, FIRE, FLOOD, CATASTROPHE, ACTS OF GOD, INSURRECTION, WAR, RIOT, OR FAILURE OF COMMUNICATION OR POWER SUPPLY. IN THE EVENT OF EQUIPMENT BREAKDOWNS BEYOND ITS CONTROL, THE INVESTMENT MANAGER SHALL TAKE REASONABLE STEPS TO MINIMIZE SERVICE INTERRUPTIONS BUT SHALL HAVE NO LIABILITY WITH RESPECT THERETO.


         12. As used in this Agreement, the terms "interested person," "assignment," and "majority of the outstanding voting securities" shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

         13. [This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.]

         [14.] This Agreement shall be construed in accordance with and governed by the laws of the State of [New York]MARYLAND, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

         14. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO AND SUPERSEDES ANY PRIOR AGREEMENT, WITH RESPECT TO THE SUBJECT HEREOF WHETHER ORAL OR WRITTEN. IF ANY PROVISION OF THIS AGREEMENT SHALL BE HELD OR MADE INVALID BY A COURT OR REGULATORY AGENCY, DECISION, STATUTE, RULE OR OTHERWISE, THE REMAINDER OF THIS AGREEMENT SHALL NOT BE AFFECTED THEREBY. THIS AGREEMENT MAY BE AMENDED AT ANY TIME, BUT ONLY BY WRITTEN AGREEMENT BETWEEN THE INVESTMENT MANAGER AND THE FUND, WHICH AMENDMENT HAS BEEN AUTHORIZED BY THE BOARD, INCLUDING THE VOTE OF A MAJORITY OF THE INDEPENDENT DIRECTORS AND, WHERE REQUIRED BY THE 1940 ACT, THE SHAREHOLDERS OF THE FUND.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


ATTEST:                             GLOBAL INCOME FUND, INC.



__________________________________  By: ____________________________________


ATTEST:                             CEF ADVISERS, INC.



__________________________________  By: ____________________________________

                                   APPENDIX B

         Article X, Sections 1(a), if amended as advised by the Board of Directors, will appear as follows:

                     ARTICLE X CERTAIN VOTES OF STOCKHOLDERS

(1)(a) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast, without regard to class or series, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of capital stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series on the matter shall constitute a quorum. If, at any meeting of the stockholders, there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present. Except as otherwise provided in these Articles of Incorporation and notwithstanding any other provision of the Maryland General Corporation Law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is previously approved by the vote of a majority of the Continuing Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

           ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL INCOME FUND, INC.
                               September 21, 2007

Please detach along perforated line and mail in the envelope provided.
Please sign, date and mail your proxy card in the envelope provided as soon as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. To elect to the Board of Directors the Nominee, Bassett S. Winmill, as a Class V Director, and until his successor is duly elected and qualifies.

                                                          NOMINEE:

[   ]    FOR the Nominee                                  Bassett S. Winmill
[   ]    WITHHOLD AUTHORITY
         for the Nominee


2. To approve a revised investment management agreement between the Fund and CEF Advisers, Inc. (the "Investment Manager").

[   ]    FOR
[   ]    AGAINST
[   ]    ABSTAIN


3.   To approve the amendment of the Fund's Charter.

[   ]    FOR
[   ]    AGAINST
[   ]    ABSTAIN

        (Instructions: To withhold authority to vote for the nominee, write the nominee's name in the space provided below.)

         -----------------------------------


Your vote is important! Please sign and date the proxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Global Income Fund, Inc. c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature   of   Stockholder   ___________Date:_____
Signature   of   Stockholder   ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                                   PROXY CARD

This proxy is solicited by and on behalf of Global Income Fund, Inc.'s Board of Directors for the Annual Meeting of Stockholders on September 21, 2007, and at any postponement or adjournment thereof.

The undersigned stockholder of Global Income Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and John F. Ramirez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2007 Annual Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York, on Friday, September 21, 2007, at 8:30 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.


The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the proposals in the Proxy Statement and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)